                               File No. 33-61679

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

     [ ] Pre-Effective Amendment No. ___ [X] Post-Effective Amendment No. 4

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                              [X] Amendment No. 11
                        (Check appropriate box or boxes.)

                              C.M. MULTI-ACCOUNT A
                              --------------------
                           (Exact Name of Registrant)

                           C.M. LIFE INSURANCE COMPANY
                           ---------------------------
                               (Name of Depositor)

                 140 Garden Street, Hartford, Connecticut 06154
                 ----------------------------------------------
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code 1-800-234-5606


                      Name and Address of Agent for Service

                            Ann F. Lomeli, Secretary
                           C.M. Life Insurance Company
                                140 Garden Street
                           Hartford, Connecticut 06154


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/ / on May 1, 1998 pursuant to paragraph (b) of Rule 485
/X/ 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on (date) pursuant to paragraph (a) of the Rule 485

                        STATEMENT PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of its variable annuity contracts under the Securities Act of 1993 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1997 was filed on or about March 20, 1998.

                            CROSS REFERENCE TO ITEMS
                              REQUIRED BY FORM N-4


N-4 Item                                                Caption in Prospectus
--------                                                ---------------------
1....................................................   Cover Page

2....................................................   Miscellaneous provisions

3....................................................   Table of Fees and Expenses

4....................................................   Appendix A-Condensed Financial Information;
                                                        Performance; Financial Statements

5....................................................   The Company; Investment Choices; Voting Rights

6....................................................   Expenses; Distributors

7....................................................   Miscellaneous provisions;
                                                        Ownership of a Contract; Purchasing a Contract; Voting
                                                        Rights; Substitution of Securities; Contract Value

8....................................................   The Income Phase

9....................................................   Death Benefit

10...................................................   Purchasing a Contract; Contract Value; Distributors

11...................................................   Withdrawals; Suspension of Payments or Transfer;
                                                        Contract Value; Purchasing a Contract

12...................................................   Taxes

13...................................................   Legal Proceedings

14...................................................   Additional Information

 ...................................   Caption in Statement of
                                      Additional Information
                                      ----------------------

15.................................   Cover Page

16.................................   Table of Contents

17.................................   General Information

18.................................   Custodian

19.................................   Purchase of Securities Being Offered

20.................................   Distribution

21.................................   Performance Measures

22.................................   Contract Value Calculations

23.................................   Reports of Independent
                                      Accountants and Financial
                                      Statements

                                    PART A

                     INFORMATION REQUIRED IN A PROSPECTUS

                           C.M. LIFE INSURANCE COMPANY
                              C.M. MULTI-ACCOUNT A
                        PANORAMA PREMIER VARIABLE ANNUITY

This prospectus describes the Panorama Premier Contract offered by C.M. Life Insurance Company. This contract is an individual deferred variable annuity. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include two fixed account options as well as the following twelve funds which are offered through our separate account, C.M. Multi-Account A.

Panorama Series Fund, Inc.
 . Panorama Total Return Portfolio
 . Panorama Growth Portfolio
 . Panorama International Equity Portfolio
 . Panorama LifeSpan Capital Appreciation Portfolio
 . Panorama LifeSpan Balanced Portfolio
 . Panorama LifeSpan Diversified Income Portfolio

Oppenheimer Variable Account Funds
 . Oppenheimer Money Fund
 . Oppenheimer Bond Fund

Fidelity Variable Insurance Products Fund II
 . VIP Fund II Contrafund Portfolio

American Century Variable Portfolios, Inc.
 . American Century VP Income & Growth Portfolio

T. Rowe Price Equity Series, Inc.
 . T. Rowe Price Mid-Cap Growth Portfolio

MML Series Investment Fund
 . MML Small Cap Value Equity Fund


Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Premier Variable Annuity.

To learn more about the Panorama Premier contract, you can obtain a copy of the Statement of Additional Information (SAI), dated December 1, 1998. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 24 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800)-569-6576 or write to: Panorama Premier, Annuity Products, H565, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The contracts:
   . are not bank deposits.
   . are not federally insured.
   . are not endorsed by any bank or governmental agency.
   . are not guaranteed and may be subject to loss of principal.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

                           ___________________ , 1999.

Table Of Contents


                                                                                            Page
Highlights .........................................................................           4
The C.M. Life Multi-Account A - A Table of Fees and Expenses .......................           5
The Company  .......................................................................           9
The Panorama Premier Deferred Variable Annuity Contract - General Overview .........           9
Ownership of the Contact ...........................................................           9
      Owner ........................................................................           9
      Joint Owner ..................................................................           9
      Annuitant ....................................................................           9
      Beneficiary ..................................................................          10
Purchasing a Contract ..............................................................          10
      Purchase Payments ............................................................          10
      Allocation of Purchase Payments ..............................................          10
Investment Choices .................................................................          10
      The Separate Account .........................................................          10
      The Funds ....................................................................          10
      The Fixed Accounts ...........................................................          12
            DCA Fixed Account ......................................................          13
            The Fixed Account ......................................................          13
Contract Value .....................................................................          13
      Accumulation Units ...........................................................          13
      Transfers ....................................................................          13
            Transfers During the Accumulation Phase ................................          14
            Transfers During the Income Phase ......................................          14
      Dollar Cost Averaging Program ................................................          14
      Automatic Rebalancing Program ................................................          15
      Withdrawals ..................................................................          15
            Systematic Withdrawal Program ..........................................          16
Expenses ...........................................................................          16
      Insurance Charges ............................................................          16
            Mortality and Expense Risk Charge ......................................          16
            Administrative Charge ..................................................          16
      Annual Contract Maintenance Charge ...........................................          16
      Contingent Deferred Sales Charge .............................................          17
            Free Withdrawals .......................................................          18
      Premium Taxes ................................................................          18
      Transfer Fee .................................................................          18
      Income Taxes .................................................................          18
      Fund Expenses ................................................................          18
The Income Phase ...................................................................          18
      Fixed Annuity Payments .......................................................          19
      Variable Annuity Payments ....................................................          19
      Annuity Unit Value ...........................................................          19
      Annuity Options ..............................................................          19
Death Benefit ......................................................................          20
      Death of Contract Owner During the Accumulation Phase ........................          20
      Death Benefit Amount During the Accumulation Phase ...........................          20
      Death Benefit Options During the Accumulation Phase ..........................          20
      Death of Contract Owner During the Income Phase ..............................          20
      Death of Annuitant ...........................................................          21


Taxes .............................................................          21
      Annuity Contracts in General ................................          21
      Qualified and Non-Qualified Contracts .......................          21
      Withdrawals - Non-Qualified Contracts .......................          21
      Withdrawals - Qualified Contracts ...........................          22
Other Information .................................................          22
      Terminal Illness Benefit ....................................          22
      Performance .................................................          22
            Standardized Total Returns ............................          22
            Nonstandardized Total Returns .........................          22
            Yield and Effective Yield .............................          23
            Related Performance ...................................          23
      Year 2000 ...................................................          23
      Distributors ................................................          23
      Electronic Transmission of Application Information ..........          23
      Assignment  .................................................          23
      Voting Rights ...............................................          24
      Substitution ................................................          24
      Suspension of Payments or Transfers .........................          24
      Legal Proceedings ...........................................          24
      Financial Statements ........................................          24
Additional Information ............................................          24
Appendix A - Condensed Financial Information ......................          26

Highlights

This prospectus describes the general provisions of the contract and is subject to the terms of the contract. You may review a copy of the contract upon request. In the event of a conflict between the terms in this prospectus and the terms of the contract, the contract terms will control.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a sales charge. You will receive back whatever your contract is worth on the day we receive your request. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value. For IRAs and those select states, we will put your initial purchase payment(s) in the Money Fund for 15 days before we apply your purchase payment(s) to the investment choice(s) you selected. In some states, the period may be longer.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value. The amount of the contingent deferred sales charge depends on the amount of your purchase payments and the length of time since you made them. The contingent deferred sales charge ranges from 7% to 0%.

Federal Income Tax Penalty

 .    If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is ineludible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

 .    paid on or after the taxpayer reaches age 59 1/2;

 .    paid after you die;

 .    paid if the taxpayer becomes totally disabled as that term is defined in the Internal Revenue Code;

 .    paid in a series of substantially equal payments made annually or more frequently, for life or a period not exceeding life expectancy;

 .    paid under an immediate annuity; or

 .    which come from purchase payments made before August 14, 1982.

The Internal Revenue Code treats any withdrawal as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts.

                            C.M. LIFE MULTI-ACCOUNT A
                           TABLE OF FEES AND EXPENSES

Contract Owner Transaction Expenses

Transfer Fee:

      During Accumulation Phase:      We will not charge for the first 12
                                      transfers in a calendar year; thereafter we will assess a fee which is the lesser of $20 or 2% of the amount transferred.

      During Income Phase:            We allow only 6 transfers in a calendar
                                      year and we will not assess a fee for
                                      these 6 transfers.

Sales Load on Purchases:              0%

Contingent Deferred Sales Charge as a percentage of purchase payments withdrawn:

-------------------------------------------------------------------------------
 Full years since payment    0     1     2     3     4     5     6    7 or more
-------------------------------------------------------------------------------

 Percentage                  7%    6%    5%    4%    3%    2%    1%   0%
-------------------------------------------------------------------------------


Annual Contract Maintenance Charge:   $30 per Contract per Contract Year.

Separate Account Annual Expenses
(as a percentage of the average
account value)

Mortality and Expense Risk Charge:    1.25%

Administrative Charge:                0.15%

Total Separate Account Annual
Expenses:                             1.40%

Annual Fund Expenses For 1997
(as a percentage of average net assets of a Portfolio)



                                                        Management       Other         Total Operating
                                                           Fees         Expenses           Expenses
Oppenheimer Money Fund                                    0.44%          0.04%              0.48%

Oppenheimer Bond Fund                                     0.73%          0.05%              0.78%

Panorama LifeSpan Diversified Income Portfolio            0.75%          0.09%              0.84%

Panorama Total Return Portfolio                           0.54%          0.01%              0.55%

Panorama LifeSpan Balanced Portfolio                      0.85%          0.12%              0.97%

Panorama LifeSpan Capital Appreciation Portfolio          0.85%          0.14%              0.99%

Panorama Growth Portfolio                                 0.53%          0.01%              0.54%

Panorama International Equity Portfolio                   1.00%          0.12%              1.12%

VIP Fund II Contrafund Portfolio                          0.60%          0.11%              0.71%

American Century VP Income & Growth Portfolio             0.70%           --                0.70%

T. Rowe Price Mid-Cap Growth Portfolio                    0.85%           --                0.85%

MML Small Cap Value Equity Fund                           0.65%         0.11%**             0.76%*



*The MML Small Cap Value Equity Fund began operations in 1998 and therefore had no previous operating expenses. The investment manager estimated that the total operating expenses for the MML Small Cap Value Equity Fund will be as shown.

**We agreed to bear expenses of the MML Small Cap Value Equity Fund (other than management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset value through April 30, 1999. We estimate that these expenses will be 0.39% in 1998.

(See the funds' prospectuses for more information.)

Examples

The following examples are designed to help you understand the expenses in the contract. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.


                                                     Year           1                   3                  5                10
Oppenheimer Money Fund                                             $85                $112               $137              $231

Oppenheimer Bond Fund                                               88                 121                153               262

Panorama LifeSpan Diversified Income Portfolio                      89                 122                156               269

Panorama Total Return Portfolio                                     86                 114                141               238

Panorama LifeSpan Balanced Portfolio                                90                 126                162               282

Panorama LifeSpan Capital Appreciation Portfolio                    90                 127                163               284

Panorama Growth Portfolio                                           86                 114                140               237

Panorama International Equity Portfolio                             91                 131                170               297

VIP Fund II Contrafund Portfolio                                    87                 118                149               255

American Century VP Income & Growth Portfolio                       87                 118                148               254

T. Rowe Price Mid-Cap Growth Portfolio                              89                 123                156               270

MML Small Cap Value Equity Fund                                     88                 120                151               260

This second example assumes 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (The income phase is not available until the end of the 5th contract year.)



                                                      Year           1             3              5               10
Oppenheimer Money Fund                                              $20           $62           $107            $231

Oppenheimer Bond Fund                                                23            72            123             262

Panorama LifeSpan Diversified Income Portfolio                       24            73            126             269

Panorama Total Return Portfolio                                      21            64            111             238

Panorama LifeSpan Balanced Portfolio                                 25            77            132             282

Panorama LifeSpan Capital Appreciation Portfolio                     25            78            133             284

Panorama Growth Portfolio                                            21            64            110             237

Panorama International Equity Portfolio                              27            82            140             297

VIP Fund II Contrafund Portfolio                                     23            69            119             255

American Century VP Income & Growth Portfolio                        22            69            118             254

T. Rowe Price Mid-Cap Growth Portfolio                               24            74            126             270

MML Small Cap Value Equity Fund                                      23            71            121             260

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples reflect the $30 annual contract maintenance charge as an annual charge of 0.09% of the assets. This charge is based on an anticipated average contract value of $35,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history contained in Appendix A - Condensed Financial Information.

The Company

C.M. Life Insurance Company, 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York. The Company is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual).

MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had estimated unconsolidated statutory assets in excess of $57 billion and estimated total assets under management in excess of $152 billion as of December 31, 1997.

The Panorama Premier Deferred Variable Annuity Contract - General Overview

This annuity is a contract between you, the owner and us, C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is at least 5 years in the future. The contract, like all deferred annuity contracts, has two phases - the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral.

The contract is called a variable annuity because you can choose to apply your purchase payments among various investment choices. Your choices include twelve funds and two fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments depends on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

Ownership of the Contract

Owner

The owner is named at time of application. The owner can be an individual or a non-natural person. We will not issue a contract to you if you have reached your 85th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

The contract can be owned by joint owners. Unless prohibited by state law, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has reached their 85th birthday as of the date we proposed to issue the contract.

Upon the death of either joint owner, the surviving spouse will be the designated beneficiary and may continue the contract. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has reached his/her 85th birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

 .    $5,000 when the contract is bought as a non-qualified contract; or

 .    $2,000 if you are buying the contract as part of an IRA (Individual
     Retirement Annuity), 401(k) or other qualified plan.

You can make additional purchase payments of $250 or more to either type of contract. We will accept as little as $100 if you have selected our automatic investment plan option.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

 .    $1 million up to your 76th birthday; or

 .    $500,000 if age 76 or older.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant's age. If there are joint owners, age refers to the oldest owner.

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment on a non-business day or after the business day closes, we will credit the amount to your contract on the next business day.

Investment Choices

The Separate Account

We established a separate account, C.M. Multi-Account A (separate account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Connecticut insurance law on August 3, 1994. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

C.M. Life owns the assets of the separate account. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue.

C.M. Life established a segment of the separate account for Panorama Premier contracts. We currently divide this segment into 12 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contract offers 12 funds which are listed below. Additional funds may be added in the future.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. ("Panorama Fund") is an open-end management investment company. OppenheimerFunds, Inc. ("OFI"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, ("Investment Advisers Act") is the investment adviser to the Panorama Fund. It performs sales and administrative functions relative to the Panorama Fund, including the keeping of all records not maintained by the custodian. OFI has operated as an investment adviser since 1959 and, together with a subsidiary, manages companies with $75 billion in assets and 3.5 million shareholder accounts as of December 31, 1997. OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers for OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.

OFI has engaged three subadvisors to assist in the selection of portfolio investments for the International Equity Portfolio, the LifeSpan Diversified Income Portfolio, the LifeSpan Balanced Portfolio, and the LifeSpan Capital Appreciation Portfolio. Babson-Stewart Ivory International ("Babson-Stewart"), One Memorial Drive, Cambridge, MA 02142, is the subadviser to the International Equity Portfolio and the international stock components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. Babson-Stewart is a partnership formed in 1987 between David L. Babson & Co., Inc., a subsidiary of MassMutual and Stewart Ivory & Co., Ltd., located in Edinburgh, Scotland. BEA Associates, 599 Lexington Avenue, 36th Floor, New York, NY 10022, is the subadviser to the high yield bond components of the three LifeSpan Portfolios. Pilgrim, Baxter & Associates ("Pilgrim Baxter"), 1255 Drummers Lane, Wayne, PA 19087, is the subadviser to the small cap components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio.

Panorama Fund LifeSpan Diversified Income Portfolio (Diversified Income Portfolio). The Diversified Income Portfolio is designed for the investor with a relatively low tolerance for risk who is seeking current income with some long-term inflation protection. The Diversified Income Portfolio seeks high current income, with opportunities for capital appreciation through a strategically allocated portfolio consisting primarily of bonds.

Panorama Fund Total Return Portfolio. The investment objective of the Total Return Portfolio is to maximize the total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, securities issued by the U.S. Government and its instrumentalities, and money market instruments according to changing market conditions.

Panorama Fund LifeSpan Balanced Portfolio (Balanced Portfolio). The Balanced Portfolio is designed for the investor seeking a blend of capital appreciation and income. The Balanced Portfolio seeks a blend of capital appreciation and income through a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

Panorama Fund LifeSpan Capital Appreciation Portfolio (Capital Appreciation Portfolio). The Capital Appreciation Portfolio is designed for the investor seeking capital appreciation. The Capital Appreciation Portfolio seeks long-term capital appreciation through a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

Panorama Fund Growth Portfolio. The investment objective of the Growth Portfolio is to achieve long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

Panorama Fund International Equity Portfolio. The investment objective of the International Equity Portfolio is to achieve long-term growth of capital by investing primarily in equity securities (such as common stocks) of non-U.S. issuers trading for the most part in non-U.S. markets.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds ("Oppenheimer Funds") is an open-end management investment company. The Oppenheimer Funds are also advised by OFI.

Oppenheimer Bond Fund. The investment objective of Oppenheimer Bond Fund is to seek a high level of current income by investing primarily in debt securities. Secondarily, the Fund seeks capital growth when consistent with its primary objective.

Oppenheimer Money Fund. The investment objective of the Oppenheimer Money Fund is to maximize current income from investments in " money market" securities consistent with low capital risk and maintenance of liquidity.

MML Series Investment Fund ("MML Trust")

MML Trust is a no-load, open-end, management investment company having six series of shares each of which has different investment objectives designed to meet different investment needs. MassMutual serves as the investment adviser to the MML Trust. MassMutual has entered into a subadvisory agreement with David L. Babson and Company, Inc. ("Babson"), a controlled subsidiary of the MassMutual, whereby Babson manages the investment of the assets of the MML Small Cap Value Equity Fund.

MML Small Cap Value Equity Fund. The investment objective of MML Small Cap Value Equity Fund is to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies. The fund invests primarily in common stocks, securities convertible into common stocks and other equity securities (such as warrants and stock rights) which are issued by companies with a market capitalization, at the time of purchase, of $750 million or less and which are listed on a national securities exchange or traded in the over-the-counter market.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap Growth Portfolio is a separate series of shares of T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. (" T. Rowe Price") was founded in 1937 and is the investment adviser to the Portfolio. Its business address is 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio. The investment objective of T. Rowe Price Mid-Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in common stocks of medium sized (mid-cap) growth companies. The portfolio focuses on companies with superior earnings growth potential that are no longer considered new or emerging but may still be in the dynamic phase of their life cycles.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. ("American Century VP") was organized as a Maryland corporation in 1987 and is a diversified, open-end management investment company. American Century Investment Management, Inc. ("American Century") is the investment manager of American Century VP. American Century has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958. American Century's address is American Century Tower, 4500 Main Street, Kansas City Missouri 64111.

American Century VP Income & Growth Portfolio. American Century VP Income & Growth Portfolio seeks long-term growth of capital as well as current income. The fund pursues a total return and dividend yield that exceeds those of the S&P 500 by investing in stocks of companies with strong dividend growth potential.

Fidelity Investments Variable Insurance Products Fund II

Fidelity Investments Variable Insurance Products Fund II ("Fidelity VIP Fund II") is an open-end management investment company, organized as a Massachusetts business trust in 1988. The Fidelity VIP Fund II Contrafund Portfolio is a diversified fund of Fidelity VIP Fund II.

Fidelity Management & Research Company ("FMR") is the investment adviser to the Fidelity VIP Fund II Contrafund Portfolio. FMR is the management arm of Fidelity Investments. Fidelity Investment has its principal business address at 82 Devonshire Street, Boston, MA 02109.

Fidelity Management & Research (U.K.) Inc. in London, England, and Fidelity Management & Research (Far East) Inc., in Tokyo, Japan, assist FMR with foreign investments. They each serve as subadvisors for the Fidelity VIP Fund II Contrafund Portfolio.

Fidelity VIP Fund II Contrafund Portfolio. Fidelity VIP Fund II Contrafund Portfolio seeks long term capital appreciation by investing in the securities of companies whose value is not fully recognized by the public.

--------------------------------------------------------------------------------
 There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds' prospectuses carefully before investing.
--------------------------------------------------------------------------------

The Fixed Accounts

In most states, we offer two fixed accounts, the fixed account for Dollar Cost Averaging (the "DCA Fixed Account") and The Fixed Account (collectively, "the fixed accounts"), as investment options. The fixed accounts are investment options within our general account.



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

Amounts that you allocate to the fixed accounts become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract.

DCA Fixed Account. The DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). During the accumulation phase, you may choose to have your purchase payments allocated to the DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, the DCA Term will not exceed 12 months. To the extent permitted by law, we reserve the right to change the duration of the DCA Term in the future. You may have only one DCA Term at a time.

We will only accept a purchase payment as of the beginning of a DCA Term. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to the DCA Account. You cannot transfer current contract values to the DCA Fixed Account. We reserve the right to reject purchase payments.

We make scheduled monthly transfers from the DCA Fixed Account according to the rules of our Dollar Cost Averaging Program. You may not make unscheduled transfers or take partial withdrawals from the DCA Fixed Account. If you withdraw the entire contract value during a DCA term we will apply our normal withdrawal provisions.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to the DCA Fixed Account at a time when your annuity date would be less than the currently offered DCA Term, the expiration of your DCA Term will be your annuity date. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

We periodically set the interest rate we credit to the DCA Fixed Account. The interest rate is never less than 3%. We guarantee the interest rate for the full DCA Term.

The Fixed Account. You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

Contract Value

Your contract value is the sum of your interest in the separate account and the fixed account(s).

Your interest in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

ACCUMULATION UNITS

Every day we determine the value of an accumulation unit for each of the funds. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other changes.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a fund by the value of the accumulation unit for that fund. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each business day and then credit your contract.

EXAMPLE:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund.

TRANSFERS

You can transfer all or part of your contract value. You can make transfers by telephone. To do so, you must submit a written request. If you own the contract with a


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

joint owner, we will accept telephone transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Transfers During the Accumulation Phase.

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer or, if less, 2% of the amount you transfer. The following rules apply to any transfer during the accumulation phase:

     (1)  The minimum amount which you can transfer is:

          . $1,000; or

          . the entire value in a fund, if less.

          After a transfer, the minimum amount which must remain in the fund is $1,000 unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Rebalancing Program.

     (2) You must clearly indicate the amount and investment choices from and to which you wish to transfer.

     (3) During any contract year, we limit transfers out of The Fixed Account to the greater of $30,000 or 30% of your contract value in The Fixed Account as of the end of the previous contract year. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

     (4) We do not allow transfers between competing accounts. For this purpose, we consider The Fixed Account and the Oppenheimer Money Fund "competing accounts." We restrict other transfers involving any competing account for certain periods:

          . for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

          . for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

     (5) We do not count transfers made as part of the Dollar Cost Averaging Program, the Rebalancing Program, or transfers we make at the end of the free look period in determining the number of transfers you make in a year.

Transfers During the Income Phase.

You may make 6 transfers between the funds each calendar year without incurring a fee. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

We have the right to terminate or modify these transfer provisions.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have a contract value of at least $5,000 in order to participate in the Dollar Cost Averaging Program. The minimum amount you can transfer is $250.

The minimum duration of participation in any Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, if you select a date that is less than 5 business days from the date the election form is received at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your election form. You may make changes to your selection, including termination of the program, by written request.

If you participate in the Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

We consider the DCA Fixed Account to be a Dollar Cost Averaging Program. You can only participate in one Dollar Cost Averaging Program at a time. Further, if you are participating in the Dollar Cost Averaging Program you cannot also participate in the Rebalancing Program, the Systematic Withdrawal Plan or the DCA Fixed Account.

The Dollar Cost Averaging option will terminate if:

     .    you withdraw the total contract value;

     .    the last transfer you selected has been made;

     .    there is insufficient contract value to make the transfer; or

     . we receive from you a written request to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

AUTOMATIC REBALANCING PROGRAM

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Rebalancing Program is available only during the accumulation phase. If you participate in the Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Rebalancing Program if you have purchase payments allocated to the fixed accounts. You cannot participate in the Rebalancing Program if you are participating in a Dollar Cost Averaging Program.

You can terminate the Rebalancing Program at anytime by giving us written notice. Any unscheduled transfer request will automatically terminate the Rebalancing Program election.

EXAMPLE:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the Oppenheimer Bond Fund and 60% to be in the Panorama Growth Fund. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Oppenheimer Bond Fund now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Oppenheimer Bond Fund to bring its value back to 40% and use the money to buy more units in the Panorama Growth Portfolio to increase those holdings to 60%.

WITHDRAWALS

During the accumulation phase you may make either partial or total withdrawals of your contract value. We will pay any withdrawal amount within 7 days of our receipt of your written request in good order unless we are required to suspend or postpone withdrawal payments.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. You must withdraw at least $250 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a non-qualified contract. For qualified contracts, the amount is $2,000. Partial withdrawals are subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract as of the end of the business day we receive your written withdrawal request:

     .    less any contingent deferred sales charge;

     .    less any premium tax;

     .    less any contract maintenance charge, and

     . less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.


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

Systematic Withdrawal Program.

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $250. Your contract value must be at least $25,000 to initiate the withdrawal plan. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days after we receive your request. Your request must be in writing.

If you are participating in the Automatic Investment Plan Option, the Rebalancing Program or a Dollar Cost Averaging Program you cannot also participate in the Systematic Withdrawal Plan. If you terminate your Systematic Withdrawal Plan from The Fixed Account, you may not elect a new plan involving withdrawals from The Fixed Account for 6 months.

Your systematic withdrawal program ends if:

     .    you withdraw your total contract value;

     .    we process the last withdrawal you selected;

     . your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

     .    you begin receiving annuity payments;

     . you give us a written request to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

INSURANCE CHARGES

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts:
(1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge.

This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

     . the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

     . the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

The mortality and expense risk charge cannot be increased. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Administrative Charge.

This charge is equal, on an annual basis, to 0.15% of the daily value of the contracts invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%. If we increase this charge, we will give you 90 days prior notice.

ANNUAL CONTRACT MAINTENANCE CHARGE

At the end of each contract year, we deduct $30 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. We will not deduct this charge if, when we are to make the deduction, the value of your contract is $100,000 or more. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal from your contract, and the contract value is less than $100,000, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $100,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct 1/12th of the annual contract maintenance charge from each payment regardless of the contract size.

CONTINGENT DEFERRED SALES CHARGE

We do not deduct a sales charge when we receive a purchase payment. However, if you withdraw any part of the contract value, we may assess a contingent deferred sales charge. We use this charge to cover certain expenses relating to the sale of the contract.

If you withdraw:

     . from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

     . the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

     . your entire contract value, we will deduct the contingent deferred sales from the contract value. You will receive a check for the net amount.

The amount of the charge depends on the amount of the purchase payments and the length of time since you made the purchase payments. The charge is assessed as follows:

            Year since Purchase
           Payments were Accepted                               Charge
           ----------------------                               ------
                  1st Year                                        7%
                  2nd Year                                        6%
                  3rd Year                                        5%
                  4th Year                                        4%
                  5th Year                                        3%
                  6th Year                                        2%
                  7th Year                                        1%
                  8th Year                                        0%
               and thereafter

After your purchase payment has been in the contract for 7 years, there is no charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from earnings, and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

     . Upon payment of the death benefit or upon the amount applied to an annuity payment option.

     . If you surrender your contract before April 30, 1999, and the proceeds of the surrender are used to purchase a new group annuity issued by MassMutual. The group annuity may be subject to charges upon surrender.

     . If you redeem "excess contributions" to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

     . Owners of certain IRAs or non-qualified Flex Extra Variable Annuity contracts issued by MassMutual that no longer have any contingent deferred sales charge may exchange these contracts for a Panorama Premier Contract. We call this the "Flex Extra Exchange Program." When you exchange an eligible Flex Extra Contract for a Panorama Premier Contract, we do not assess a contingent deferred sales charge on the amount that was in the original Flex Extra Contract. However, if you make any additional purchase payments they will be subject to a contingent deferred sales charge.

     . If you own an IRA or a non-qualified Account A, Account B or Account E Variable Annuity Contract previously issued by Connecticut Mutual Life Insurance Company, you can exchange that contract for a Panorama Premier Contract. We call this the CML Exchange Program. When you exchange an eligible Account A, Account B, or Account E contract for a Panorama Premier Contract, we do not assess a contingent deferred sales charge on the amount that was in the original contract. However, if you make additional purchase payments they will be subject to a contingent deferred sales charge.

The Flex Extra and CML exchange programs may not be available in all states. Check with your agent. We have the right to terminate these exchange programs at any time. If you want more information about the exchange programs, contact your agent or us at our Annuity Service Center (800) 569-6576.

Free Withdrawals

You may withdraw, without incurring a contingent deferred sales charge, the greater of:

     (1) the part of your contract value that is earnings on the date of withdrawal; or

     (2) 10% of purchase payments remaining in your contract on the withdrawal date reduced by any free withdrawal(s) you previously took during the current contract year.

We take withdrawals first from any investment earnings, and then from purchase payments. If you withdraw an amount which exceeds the free withdrawal amount, we will reduce the amount of your remaining purchase payments. We will calculate the contingent deferred sales charge based on your oldest purchase payments first.

PREMIUM TAXES

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of your contract for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

TRANSFER FEE

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less. We will deduct any transfer fee from the funds and/or The Fixed Account you selected. If you transfer the entire amount in a fund or The Fixed Account, we will deduct the transfer fee from the amount you transfer. During the income phase, we allow 6 transfers and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

INCOME TAXES

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds' advisors, distributors and/or affiliates for the administrative service that we provide.

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of six options. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first day of a calendar month. Your annuity date cannot be earlier than 5 years after you buy the contract.

You choose your annuity date and annuity option when you purchase your contract. You can change either at any time before the annuity date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you selected Option B with 10 years of payments guaranteed.

Annuity payments must begin by the earlier of:

     (1) The annuitant's 90th birthday or the 90th birthday of the oldest joint annuitant;

     (2) Your 90th birthday if you are not the annuitant or the 90th birthday of the oldest joint owner; or

     (3)  The latest age permitted under state law.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the Fixed Account will be applied to a fixed payout.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

FIXED ANNUITY PAYMENTS

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 4 things:

     .    The value of your contract on the annuity date;

     .    The deduction of premium taxes, if applicable,

     .    The deduction of the annual contract maintenance charge, and

     .    The fixed annuity purchase rates listed in the contract.

VARIABLE ANNUITY PAYMENTS

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 4 things:

     .    The value of your contract on the annuity date;

     .    The deduction of premium taxes, if applicable,

     .    The deduction of the annual contract maintenance charge, and

     . The variable annuity purchase rates listed in the contract, in which we assume a contractual effective annual rate of 4%.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

ANNUITY UNIT VALUE

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

ANNUITY OPTIONS

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A - Life Income. Under this option we make periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B - Life Income with Period Certain. We will make periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. If the beneficiary chooses, he/she may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

Annuity Option C - Joint and Last Survivor Payments. We will make periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D - Joint and 2/3 Survivor Annuity. We will make periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or Units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E - Period Certain. We will make periodic payments for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. In most states, if you do not want payments to continue for the remainder of the specified period, you may elect to have an amount equal to the present value of the remaining guaranteed annuity payments paid as a lump sum or applied to another annuity option.

Annuity Option F - Special Income Settlement Agreement. We will pay you in accordance with terms agreed upon in writing by both you and us.

Death Benefit

DEATH OF CONTRACT OWNER DURING THE ACCUMULATION PHASE

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the beneficiary is your spouse, he or she may elect to become the owner of the contract at the then current contract value, which may be less than the death benefit. If joint owners die simultaneously, the death benefit will become payable.

DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PHASE

Before the date you or the oldest joint owner reaches age 75, the death benefit during the accumulation phase will be the greater of:

     (1) your purchase payments, less any withdrawals and any applicable charges; or

     (2) your contract value as of the business day we receive proof of death and election of the payment method; or

     (3) your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, less any subsequent withdrawals including any applicable charges.

After you or the oldest joint owner reaches age 75, the death benefit during the accumulation period will be the greater of:

     (1) the purchase payments, less any withdrawals and any applicable charges; or

     (2) your contract value as of the business day we receive proof of death and election of the payment method; or

     (3) your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges.

If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.

DEATH BENEFIT OPTIONS DURING THE ACCUMULATION PHASE

A beneficiary who is not your surviving spouse must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 - lump sum payment of the death benefit; or

Option 2 - the payment of the entire death benefit within 5 years of the date of death; or

Option 3 - payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

Any portion of the death benefit not paid under Option 3 within 1 year of the date of your death, must be distributed within 5 years of the date of death.

A beneficiary who is your surviving spouse may elect to continue the contract in his or her own name, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option.

If a lump sum payment is requested, we will pay the amount within 7 days unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

DEATH OF CONTRACT OWNER DURING THE INCOME PHASE

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

DEATH OF ANNUITANT

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant's death.

Taxes

NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully ineludible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NON-QUALIFIED CONTRACTS

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities
(IRAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

WITHDRAWALS - NON-QUALIFIED CONTRACTS

If you take a withdrawal from your contract, the Code treats that withdrawal as first coming from earnings and then from your purchase payments. The withdrawn earnings are ineludible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is ineludible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after the taxpayer reaches age 59 1/2;

     (2)  paid after you die;

     (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

     (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

     (5)  paid under an immediate annuity; or

     (6)  which come from purchase payments made before August 14, 1982.

WITHDRAWALS - QUALIFIED CONTRACTS

The above information describing the taxation of non-qualified contracts does not apply to qualified contracts. There are special rules that govern the taxation of qualified contracts. We have provided a more complete discussion in the Statement of Additional Information.

Other Information

TERMINAL ILLNESS BENEFIT

In most states, you may elect a Terminal Illness Benefit. We will require proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. Prior to the date you or the joint owner reaches age 75, the Terminal Illness Benefit is the greater of:

     (1) your purchase payments, less any withdrawals and any applicable charges; or

     (2)  your contract value; or

     (3) your contract value on the most recent 3 year contract anniversary plus any subsequent purchase payments less any subsequent withdrawals and any applicable charges.

After you or the oldest joint owner reaches age 75, the Terminal Illness Benefit will be the greater of:

     (1)  the purchase payments, less any withdrawals and any applicable

     (2)  charges; or

     (3)  your contract value; or

     (4) your contract value on the most recent 3 year contract anniversary prior to you, or the oldest joint owner reaching age 75, plus any subsequent purchase payments less any subsequent withdrawals and any applicable charges.

We will not apply a contingent deferred sales charge with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit will terminate the contract.

If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non-natural person, the Terminal Illness Benefit applies to the annuitant.

PERFORMANCE

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns. We will show standardized average annual total returns for sub-accounts have been existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual contact maintenance charge and all other sub-account, separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns. We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to January 23, 1996, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, contract maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield.

We may also show yield and effective yield for the money fund over a seven-day period, which we then "annualize". This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the "effective yield" similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield is slightly higher that the yield because of the compounding effect.

Related Performance

Some of the funds available to you are similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds' sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

YEAR 2000

Like other businesses and governments around the world, C.M. Life could be adversely affected if the computer systems used by the company and those with which it does business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue".

In 1996, C.M. Life's parent company, MassMutual, began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on its own behalf and on behalf of certain subsidiaries, including C.M. Life. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual is also seeking assurances from vendors, customers, service providers, governments and others with which MassMutual and C.M. Life conduct business, to determine their year 2000 readiness.

MassMutual has allocated a portion of the costs related to the year 2000 issue to C.M. Life. The costs are currently being expensed, and when measured against net gain from operations before dividends, are not material to C.M. Life.

DISTRIBUTORS

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contracts. MML Investors Services, Inc. (MMLISI) serves as co-underwriter for the contracts. Their purpose as underwriters is to distribute the contracts. MML Distributors and MMLISI are wholly owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the contracts. Currently, we pay an amount up to 7% of purchase payments. As an alternative, we may pay a commission of 1.2% of contract values each contract year. We also may pay a commission that is a combination of purchase payments and contract value. These alternatives could exceed 7%.

ELECTRONIC TRANSMISSION OF APPLICATION INFORMATION

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. Please contact your representative for more information.

ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

VOTING RIGHTS

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

SUBSTITUTION

We may be required to substitute another fund for one of the funds you have selected. If we do this, we will receive prior approval from the Securities and Exchange Commission. We will give you notice of our intent to do this.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments for withdrawals or transfers for any period when:

     . the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

     .    trading on the New York Stock Exchange is restricted;

     . an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

     . during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

LEGAL PROCEEDINGS

We are currently not involved in any legal proceedings that might adversely impact the contracts.

FINANCIAL STATEMENTS

We have included our financial statements and those of the Separate Account in the Statement of Additional Information.

ADDITIONAL INFORMATION

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement as follows:

     1.  Company
     2.  Custodian
     3.  Assignment of Contract
     4.  Distribution
     5.  Purchase of Securities Being Offered
     6.  Accumulation Units and Unit Value
     7.  Transfers During the Income Phase
     8.  Payment of Death Benefit
     9.  Annuity Payments
     10. Federal Tax Status
     11. Performance Measures
     12. Independent Accountants
     13. Financial Statements

To: C.M. Life Insurance Company
    Annuity Products, H565
    P.O. Box 9067
    Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for C.M. Life's Panorama Premier.

Name
       ---------------------------------------------------------

Address
       ---------------------------------------------------------


City                     State                        Zip
       -----------------      -----------------------    -------

Telephone
          ------------------------------------------------------

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

The following schedules include accumulation unit values for the periods indicated. This data has been extracted from the separate accounts financial statements. This information should be read in conjunction with the separate account's financial statements and related notes that are included in the Statement of Additional Information.

ACCUMULATION UNIT VALUES


Sub-Account                         Dec 31, 1997     Dec, 31, 1996       1996(a)
-----------                         ------------     -------------       -------

Money                                 10.741883        10.342534          10.00

Bond                                  11.133260        10.333908          10.00

LifeSpan Diversified Income           11.648276        10.498529          10.00

Total Return                          12.689528        10.831420          10.00

LifeSpan Balanced                     12.401154        11.208195          10.00

LifeSpan Capitol Appreciation         12.970161        11.688219          10.00

Growth                                14.655753        11.761149          10.00

International Equity                  11.858034        11.123558          10.00


ACCUMULATION UNITS OUTSTANDING

Sub-Account                            Dec 31, 1997         Dec, 31, 1996
-----------                            ------------         -------------

Money                                   1,270,662              526,970

Bond                                     577,928               245,238

LifeSpan Diversified Income              750,520               250,228

Total Return                            3,710,237             1,416,956

LifeSpan Balanced                       1,882,142              990,137

LifeSpan Capitol Appreciation           1,988,330              910,038

Growth                                  3,900,882             1,258,381

International Equity                    1,128,689              320,578

(a) Commencement of public offering was January 23, 1996.

                                    PART B


                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION
                 INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACTS
                         WITH FLEXIBLE PURCHASE PAYMENTS

                                    issued by

                   C.M. PANORAMA PREMIER SEPARATE ACCOUNT AND

                           C.M. LIFE INSURANCE COMPANY

                                 ________, 1999


This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated _____, 1999, for the individual variable deferred annuity contracts with flexible purchase payments which are referred to herein.

For a copy of the prospectus call 1-800-569-6576 or write to: C.M. Life Insurance Company, Panorama Premier, Annuity Service Center, H565, P.O. Box 9067, Springfield, MA 01102-9067.


                                TABLE OF CONTENTS

Company.......................................................................

Custodian.....................................................................

Assignment of Contract........................................................

Distribution..................................................................

Purchase of Securities Being Offered..........................................

Accumulation Units and Unit Value.............................................

Transfers During The Income Phase.............................................

Payment of Death Benefit......................................................

Annuity Payments..............................................................

Federal Tax Status............................................................

Performance Measures .........................................................

Independent Accountants.......................................................

Financial Statements...............................................final pages

                                     COMPANY

 C.M. Life Insurance Company (the "Company"), 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York. The Company is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had estimated unconsolidated statutory assets in excess of $57 billion, and estimated total assets under management in excess of $152 billion as of December 31, 1997.

                                    CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by the Company as custodian of C.M. Multi-Account A ("the separate account").

                             ASSIGNMENT OF CONTRACT

The Company will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof at its Home Office. The Company assumes no responsibility for the validity of any assignment.

While the Contracts are generally assignable, all non-tax qualified contracts must carry a non-transferability endorsement which precludes their assignment. For qualified contracts, the following exceptions and provisions should be noted:
            (1) No person entitled to receive annuity payments under a contract or part or all of the contract's value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant's lifetime and received in good order by the Company at its annuity service center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant's or any other person's debts, contracts or engagements, nor to any levy or attachment for payment thereof;

            (2) If an assignment of a contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the contract's maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, the Company will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the accumulated value of the contract, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

            (3) Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in
Section 401(a) or by the administrator of an annuity plan described under
Section 403(a) of the Code; and

            (4) Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

                                  DISTRIBUTION

MML Distributors, LLC ("MML Distributors"), is the principal underwriter of the contracts. MML Investors Services, Inc. ("MMLISI") serves as co-underwriter of the contracts. Both MML Distributors and MMLISI are broker-dealers registered with the Securities and Exchange Commission and members of the National Association of Securities Dealers, Inc. MML Distributors and MMLISI are indirect wholly owned subsidiaries of MassMutual and affiliates of the Company.

Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters for the Separate Account. Compensation paid to MMLISI in 1997 was $98,000. No compensation was paid to MML Distributors in 1997. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Contracts. During 1997 and 1996, commission payments amounted to $3,070,825 and $1,780,825 respectively.

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the Securities and Exchange Commission and are members of the National Association of Securities Dealers, Inc. ("selling brokers"). Contracts are sold through agents who are licensed by state insurance officials to sell the Contracts. These agents are also registered representatives of selling brokers or of MMLISI.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota, and Washington, and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio, and West Virginia.

The offering is on a continuous basis.

                      PURCHASE OF SECURITIES BEING OFFERED

The Company sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange
--------
program offered by this contract is mentioned in prospectus. See the Contingent
                                                                     ----------
Deferred Sales Charge section of the prospectus for a discussion of instances
---------------------
when the Company will waive contingent deferred sales charges.


                        ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. The Company will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business ("business day") by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C is the cumulative charge for the mortality and expense risk charge and for the administrative charge.

The accumulation unit value may increase or decrease from business day to business day.


                        TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the General Account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the General Account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.


                            PAYMENT OF DEATH BENEFIT

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

1.   a certified death certificate;

2. a certified decree of a court of competent jurisdiction as to the finding of death; or

3.   any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1. to the primary beneficiary(ies) who survive the contract owner's and/or the annuitant's death, as applicable; or if there are none

2. to the contingent beneficiary(ies) who survive the contract owner's and/or the annuitant's death, as applicable; or if there are none

3.   to the estate of the contract owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

                                ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows;

     1. The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units remains fixed during the annuity period.

     2. For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

     3. The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1. The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2. For each sub-account, the amount of each annuity payment equals the product of the annuitant's number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1. The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2. The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.


                               FEDERAL TAX STATUS

General

Note: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of
Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, the Company reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan made after December 31, 1998. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by the Company in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.   H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.   Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.   Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals - Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth
IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8)of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the Owner. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457 Deferred Compensation ("Section 457") Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee's includible compensation, up to $8,000 (in 1998). Includible compensation means earnings for services rendered to the employer which are includible in the employee" gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up deferrals are permitted during the last three (3) years before an employee attains normal retirement age. The contract purchased is issued to the employer, and the employee has no rights or vested interest in the contract. All contract value must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a section 457 plan can only be made to another section 457 plan in certain limited cases.

Purchasers of contracts for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

                              PERFORMANCE MEASURES

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

                    Standardized Average Annual Total Return
                    ----------------------------------------

We will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual contract maintenance charge and all other fund, separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

The following tables show the standardized average annual total return for the sub-accounts for the period ended December 31, 1997.

                                                     1 Year     Since Inception*
                                                     ------     ----------------
Growth Sub-Account                                   17.28%          18.90%
Total Return Sub-Account                              9.19%           9.32%
Oppenheimer Bond Sub-Account                          0.78%           2.59%
Oppenheimer Money Sub-Account                        -2.79%           0.72%
International Equity Sub-Account                     -0.30%           6.16%
LifeSpan Capital Appreciation Sub-Account             3.58%          11.22%
LifeSpan Balanced Sub-Account                         3.01%           8.30%
LifeSpan Diversified Income Sub-Account               3.62%           4.94%

*Inception of the Contract was January 23, 1996

                         Non-Standardized Total Returns
                         ------------------------------

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to January 23, 1996, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, contract maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

The performance figures discussed below, are calculated on the basis of the historical performance of the funds, and may assume the contracts were in existence prior to January 23, 1996 (which they were not). Beginning January 23, 1996 (inception date), actual accumulation unit values are used for the calculations.

                  Non-Standardized Average Annual Total Return
                  --------------------------------------------
                           For Periods Ending 12/31/97
                           ---------------------------

Portfolio (Inception)                                  1 Year        3 Years         5 Years         10 Years       Since Inception
---------------------                                  ------        -------         -------         --------       ---------------
Growth (1/21/82)....................................... 24.61%       25.68%          18.48%           17.01%            16.69%
Total Return (9/30/82)................................. 17.15%       15.95%          11.68%           12.22%            12.26%
Oppenheimer Bond (4/3/85)..............................  7.74%        8.70%           6.72%            7.89%             8.22%
Oppenheimer Money (4/3/85)*............................  3.86%        3.97%           3.24%            4.31%             4.45%
International Equity (5/13/92).........................  6.60%        9.07%           9.22%              N/A             7.14%
LifeSpan Capital Appreciation (9/1/95)................. 10.97%         N/A              N/A              N/A            14.45%
LifeSpan  Balanced (9/1/95)............................ 10.64%         N/A              N/A              N/A            12.12%
LifeSpan Diversified Income (9/1/95)................... 10.95%         N/A              N/A              N/A             9.30%

*Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.

Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

We may also show yield and effective yield for the Money Sub-Account over a seven-day period, which we then "annualize". This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the "effective yield" similarly but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

These figures reflect a deduction for all fund, separate account and contract level charges assuming the contract remains inforce. The figures do not reflect the contingent deferred sales charge or premium tax deductions (if any), which if included would reduce the percentages reported.

The 7-Day Yield and Effective Yield for the Money Sub-Account for the period ended December 31, 1997 are as follows:

     Before Annual Maintenance Charge      After Annual Maintenance Charge
                                           (Annual Maintenance Charge is 0.086%)

     7-Day Yield................3.09%      7-Yield....................3.00%
     7-Day Effective Yield......3.13%      7-Day Effective Yield......3.05%

The performance figures discussed above reflect historical results of the funds and are not intended to indicate or to predict future performance.

PANORAMA PREMIER HYPOTHETICAL PROJECTIONS

                                       GROWTH
                                       ------
                     $50,000           purchase payment made December 31, 1987

                      Values prior to current             Non-Standardized
                      year's purchase payment      -----------------------------
                      -----------------------            One           Average
                                                        Year           Annual
                    Cumulative      Accumulated         Total           Total
    Date             Payments          Value           Return          Return
--------------------------------------------------------------------------------
  12/31/88           $50,000          $56,405          12.81%          12.81%
  12/31/89           $50,000          $75,509          33.87%          22.89%
  12/31/90           $50,000          $68,544          -9.22%          11.09%
  12/31/91           $50,000          $92,928          35.58%          16.76%
  12/31/92           $50,000          $102,862         10.69%          15.52%
  12/31/93           $50,000          $123,045         19.62%          16.19%
  12/31/94           $50,000          $120,959         -1.70%          13.45%
  12/31/95           $50,000          $164,107         35.67%          16.02%
  12/31/96           $50,000          $192,703         17.42%          16.17%
  12/31/97           $50,000          $240,130         24.61%          16.99%



                                        TOTAL RETURN
                                        ------------
                     $50,000            purchase payment made December 31, 1987


                      Values prior to current             Non-Standardized
                      year's purchase payment      -----------------------------
                      -----------------------            One           Average
                                                        Year           Annual
                    Cumulative      Accumulated         Total           Total
    Date             Payments          Value           Return          Return
--------------------------------------------------------------------------------
  12/31/88           $50,000          $55,013          10.03%          10.03%
  12/31/89           $50,000          $66,689          21.22%          15.49%
  12/31/90           $50,000          $66,057          -0.95%           9.73%
  12/31/91           $50,000          $83,864          26.96%          13.80%
  12/31/92           $50,000          $90,953           8.45%          12.71%
  12/31/93           $50,000          $104,289         14.66%          13.03%
  12/31/94           $50,000          $101,354         -2.81%          10.62%
  12/31/95           $50,000          $124,478         22.82%          12.08%
  12/31/96           $50,000          $134,866          8.35%          11.66%
  12/31/97           $50,000          $158,002         17.15%          12.19%

PANORAMA PREMIER HYPOTHETICAL PROJECTIONS

                                OPPENHEIMER BOND
                                ----------------
                                $50,000 purchase payment made December 31, 1987

           Values prior to current                  Non-Standardized
           year's purchase payment           --------------------------------
           -----------------------                 One           Average
                                                  Year           Annual
              Cumulative       Accumulated        Total           Total
     Date      Payments          Value           Return          Return
-----------------------------------------------------------------------------
 12/31/88      $50,000          $53,592           7.18%           7.18%
 12/31/89      $50,000          $59,736          11.46%           9.30%
 12/31/90      $50,000          $63,403           6.14%           8.24%
 12/31/91      $50,000          $73,391          15.75%          10.07%
 12/31/92      $50,000          $76,975           4.88%           9.01%
 12/31/93      $50,000          $85,774          11.43%           9.41%
 12/31/94      $50,000          $82,916          -3.33%           7.49%
 12/31/95      $50,000          $95,634          15.34%           8.44%
 12/31/96      $50,000          $98,786           3.30%           7.86%
 12/31/97      $50,000         $106,427           7.74%           7.85%


                                OPPENHEIMER MONEY
                                -----------------
                                $50,000 purchase payment made December 31, 1987

           Values prior to current                  Non-Standardized
           year's purchase payment           --------------------------------
           -----------------------                 One           Average
                                                  Year           Annual
              Cumulative       Accumulated        Total           Total
     Date      Payments          Value           Return          Return
-----------------------------------------------------------------------------
 12/31/88      $50,000          $52,705           5.41%           5.41%
 12/31/89      $50,000          $56,800           7.77%           6.58%
 12/31/90      $50,000          $60,487           6.49%           6.55%
 12/31/91      $50,000          $63,302           4.65%           6.07%
 12/31/92      $50,000          $64,836           2.42%           5.33%
 12/31/93      $50,000          $65,948           1.71%           4.72%
 12/31/94      $50,000          $67,604           2.51%           4.40%
 12/31/95      $50,000          $70,406           4.15%           4.37%
 12/31/96      $50,000          $73,087           3.81%           4.31%
 12/31/97      $50,000          $75,880           3.82%           4.26%

PANORAMA PREMIER HYPOTHETICAL PROJECTIONS

                              INTERNATIONAL EQUITY
                              --------------------
                              $50,000 purchase payment made December 31, 1992

           Values prior to current                  Non-Standardized
           year's purchase payment           --------------------------------
           -----------------------                 One           Average
                                                  Year           Annual
              Cumulative       Accumulated        Total           Total
     Date      Payments          Value           Return          Return
-----------------------------------------------------------------------------
 12/31/93      $50,000          $60,075          20.15%          20.15%
 12/31/94      $50,000          $59,836          -0.40%           9.39%
 12/31/95      $50,000          $65,224           9.00%           9.26%
 12/31/96      $50,000          $72,760          11.55%           9.83%
 12/31/97      $50,000          $77,534           6.56%           9.17%

                         LIFESPAN CAPITAL APPRECIATION
                         -----------------------------
                         $50,000 purchase payment made December 31, 1995

           Values prior to current                  Non-Standardized
           year's purchase payment           --------------------------------
           -----------------------                 One           Average
                                                  Year           Annual
              Cumulative       Accumulated        Total           Total
     Date      Payments          Value           Return          Return
-----------------------------------------------------------------------------
 12/31/96      $50,000          $57,904          15.81%          15.81%
 12/31/97      $50,000          $64,224          10.92%          13.34%

                                LIFESPAN BALANCED
                                -----------------
                                $50,000 purchase payment made December 31, 1995


           Values prior to current                  Non-Standardized
           year's purchase payment          --------------------------------
           -----------------------                 One           Average
                                                  Year           Annual
              Cumulative       Accumulated        Total           Total
     Date      Payments          Value           Return          Return
-----------------------------------------------------------------------------
 12/31/96      $50,000          $55,809          11.62%          11.62%
 12/31/97      $50,000          $61,719          10.59%          11.10%

                           LIFESPAN DIVERSIFIED INCOME
                           ---------------------------
                           $50,000 purchase payment made December 31, 1995


           Values prior to current                  Non-Standardized
           year's purchase payment           --------------------------------
           -----------------------                 One           Average
                                                  Year           Annual
              Cumulative       Accumulated        Total           Total
     Date      Payments          Value           Return          Return
-----------------------------------------------------------------------------
 12/31/96      $50,000          $52,587           5.17%           5.17%
 12/31/97      $50,000          $58,316          10.89%           8.00%

                             INDEPENDENT ACCOUNTANTS

The audited financial statements of the Panorama Premier segment of C.M. Multi-Account A included in this Statement of Additional Information have been so included in reliance on the report of Coopers & Lybrand L.L.P., Springfield, Massachusetts, independent accountants, given on the authority of that firm as experts in accounting and auditing.

The audited statements of statutory financial position of C.M. Life Insurance Company as of December 31, 1997 and 1996 and the related statutory statements of income, changes in capital stock and surplus and cash flows for each of the years in the two year period ended December 31, 1997 included in this Statement of Additional Information have been so included in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The statutory statements of income, changes in capital stock and surplus and cash flows of C.M. Life Insurance Company for the year ended December 31, 1995 included in this registration statement have been audited by Arthur Andersen LLP, Hartford, Connecticut, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                                     PART C
                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a) FINANCIAL STATEMENTS

          Financial Statements Included in Part A
          ---------------------------------------

          Condensed Financial Information

          Financial Statements Included in Part B
          ---------------------------------------

          The Registrant
          --------------
          Report of Independent Accountants
          Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the year ended December 31, 1997
          Statement of Changes in Net Assets for the years ended December 31, 1997 and for the period January 23, 1996 through December 31, 1996
          Notes to Financial Statements

          The Depositor
          -------------

          Reports of Independent Accountants
          Statutory Statements of Financial Position as of December 31, 1997
           and 1996
          Statutory Statements of Income for the years ended December 31, 1997,
            1996 and 1995
            Statutory Statements of Changes in Capital Stock and
            Surplus for the years ended December 31, 1997, 1996 and 1995 Statutory Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995
          Notes to Statutory Financial Statements

      (b) EXHIBITS
          Exhibit 1 Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.6

          Exhibit 2  Not Applicable.

          Exhibit 3  (i)   Principal Underwriting Agreement.1

                     (ii)  Broker/Dealer Agreement. 1

                     (iii) Form of Producer's Agreement. 1

                     (iv)  Underwriting and Servicing Agreement. 1

          Exhibit 4  Individual Variable Deferred Annuity Contract. 1

          Exhibit 5  Application Form. 1

          Exhibit 6  (i)   Copy of Articles of Incorporation of  the Company.2

                     (ii)  Copy of the Bylaws of the Company. 2

          Exhibit 7  Not Applicable.

          Exhibit 8  (a)  Participation Agreement with Oppenheimer Variable
                          Account Funds.4

                     (b) Form of Participation Agreement with Panorama Series Fund, Inc.4

                     (c) Participation Agreement with T. Rowe Price Equity Series, Inc.7

                     (d) Participation Agreement with American Century Variable Portfolios8

                     (f) Participation Agreement with Fidelity Variable Insurance Products Fund II 7

          Exhibit 9  Opinion of and Consent of Counsel. 9

          Exhibit 10 (i)   Consent of Coopers & Lybrand L.L.P., Independent
                           Accountants. [To be Filed]

                     (ii)  Powers of Attorney.3

                     (iii) Powers of Attorney for Isadore Jermyn, James Miller,
                           Edward  M. Kline, and John Miller, Jr.9

          Exhibit 11 Not Applicable.

          Exhibit 12 Not Applicable.

          Exhibit 13 Form of Schedule of Computation of Performance.5

          Exhibit 14 Not Applicable.

          /1/ Incorporated by reference to Registrant's Form N-4 filed on August 9, 1995

          /2/ Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072

          /3/ Incorporated by reference to Post Effective Amendment No. 4 to Registration No. 333-2347

          /4/ Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

          /5/ Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement No. 33-61679

          /6/ Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-61679

          /7/ Incorporated by reference to the October 20, 1998 Initial Registration Statement Filed on Form S-6 for Registration Statement No. 333-65887

          /8/ Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-41667 filed on March 19, 1998.

          /9/  Filed Herewith

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                           C.M. LIFE INSURANCE COMPANY

------------------------------------------------------------------------------------------------------------------------------------

NAME, POSITION and BUSINESS ADDRESS                                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

Lawrence V. Burkett, Jr., Director, President and Chief            C.M. Life
Executive Officer                                                     Director, President and Chief Executive Officer (since 1996)
1295 State Street                                                  MassMutual
Springfield, MA  01111                                                Executive Vice President and General Counsel (since 1993)
                                                                      Senior Vice President and Deputy General Counsel (1992-1993)
------------------------------------------------------------------------------------------------------------------------------------

John B. Davies, Director                                           C.M. Life
1295 State Street                                                     Director (since 1996)
Springfield, MA  01111                                             MassMutual
                                                                      Executive Vice President (since 1994)
                                                                      Associate Executive Vice President (1994-1994)
                                                                      General Agent (1982-1993)
------------------------------------------------------------------------------------------------------------------------------------

Isadore Jermyn, Director and Senior Vice President and Actuary     C.M. Life
1295 State Street                                                     Director (since 1998); Senior Vice President and Actuary
Springfield, MA  01111                                                (since 1996)
                                                                   MassMutual
                                                                      Senior Vice President and Actuary (since 1995)
                                                                      Vice President and Actuary (1980-1995)
------------------------------------------------------------------------------------------------------------------------------------

James E. Miller, Director and Senior Vice President-Life           C.M. Life
Operations                                                            Director and Senior Vice President-Life Operations (since
140 Garden Street                                                     1998)
Hartford, CT  06154                                                MassMutual
                                                                      Executive Vice President (since 1997 and 1987-1996)
                                                                   UniCare Life & Health
                                                                      Senior Vice President (1996-1997)
------------------------------------------------------------------------------------------------------------------------------------

Stuart H. Reese, Director and Senior                               C.M. Life
Vice President-Investments                                            Director and Senior Vice President-Investments (since 1996)
1295 State Street                                                  MassMutual
Springfield, MA  01111                                                Chief Executive Director-Investment Management (since 1997)
                                                                      Senior Vice President (1993-1997)
                                                                   Aetna Life and Casualty and Affiliates
                                                                      Investment Manager (1979-1993)
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS (other than those who are also Directors):
-------------------------------------------------------------------------------------------------------
Anne Melissa Dowling          C.M. Life
140 Garden Street                Senior Vice President-Large Corporate Marketing (since 1996)
Hartford, CT  06154           MassMutual
                                 Senior Vice President (since 1996)
                              Connecticut Mutual Life Insurance Company
                                 Chief Investment Officer (1994-1996)
                              Travelers Insurance Co.
                                 Senior Vice President-International (1987-1993)
-------------------------------------------------------------------------------------------------------
Maureen R. Ford               C.M. Life
140 Garden Street                Senior Vice President-Annuity Marketing (since 1996)
Hartford, CT  06154           MassMutual
                                 Senior Vice President (since 1996)
                              Connecticut Mutual Life Insurance Company
                                 Marketing Officer (1989-1996)
-------------------------------------------------------------------------------------------------------
Edward M. Kline               C.M. Life
1295 State Street                Treasurer (since 1997)
Springfield, MA  01111        MassMutual
                                 Vice President (since 1989) and Treasurer (since 1997)
-------------------------------------------------------------------------------------------------------
Ann F. Lomeli                 C.M. Life
1295 State Street                Secretary (since 1988)
Springfield, MA  01111        MassMutual
                                 Vice President, Secretary and Associate General Counsel (since 1998)
                                 Vice President, Associate Secretary and Associate General Counsel
                                 (1996-1998)
                              Connecticut Mutual Life Insurance Company
                                 Corporate Secretary and Counsel (1988-1996)
-------------------------------------------------------------------------------------------------------

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The assets of the Registrant, under state law, are assets of C.M. Life.

C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

LIST OF SUBSIDIARIES AND AFFILIATES

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities' stock.

1. CM Assurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

2. CM Benefit Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

3. C.M. Life Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut life and health insurer, all the stock of which is owned by MassMutual.

5. MML Distributors, LLC, formerly known as Connecticut Mutual Financial Services, LLC, a registered broker-dealer incorporated as a limited liability company in Connecticut. MassMutual has a 99% ownership interest and G.R. Phelps & Co. has a 1% ownership interest herein.

6. MassMutual Holding Company, a Delaware holding company, all the stock of which is owned by MassMutual.

7. MassMutual of Ireland, Limited., incorporated in the Republic of Ireland, to operate a group life and health claim office for MassMutual, all of the stock of which is owned by MassMutual.

8. MML Series Investment Fund, a registered open-end investment company organized as a Massachusetts business trust, all of the shares of which are owned by separate accounts of MassMutual and companies controlled by MassMutual.

9. MassMutual Institutional Funds, a registered open-end investment company organized as a Massachusetts business trust, all of the shares are owned by MassMutual.

10. G.R. Phelps & Company, Inc., Connecticut corporation which formerly operated as a securities broker-dealer, all the stock of which is owned by MassMutual Holding Company.

11. MML Investors Services, Inc., registered broker-dealer incorporated in Massachusetts, MassMutual Holding Company owns 86% of the capital stock and F.R. Phelps & Co., Inc. owns 14% of the capital stock of MML Investors Services, Inc.

12. MassMutual Holding MSC, Inc., a Massachusetts corporation, which acts as a holding company for MassMutual positions in investment entities organized outside the United States. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding MSC, Inc.

13. MassMutual Holding Trust I, a Massachusetts business trust, which acts as a holding company for certain MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust I.

14. MassMutual Holding Trust II, a Massachusetts business trust, which acts as a holding company for certain MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust II.

15. MassMutual International, Inc., a Delaware corporation that acts as a holding company of and provides services to international insurance companies, all of the stock of which is owned by MassMutual Holding Company.

16. MML Insurance Agency, Inc., a licensed insurance broker incorporated in Massachusetts, all of the stock of which is owned by MML Investors Services, Inc.

17. MML Securities Corporation, a "Massachusetts Securities Corporation", all of the stock of which is owned by MML Investors Services, Inc.

18. DISA Insurance Services Agency of America, Inc. (Alabama), a licensed insurance broker incorporated in Alabama. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

19. Diversified Insurance Services Agency of America, Inc. (Hawaii), a licensed insurance broker incorporated in Hawaii. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

20. MML Insurance Agency of Mississippi, P.C., a Mississippi professional corporation that operates as an insurance broker, and is controlled by MML Insurance Agency, Inc.

21. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

22. MML Insurance Agency of Ohio, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Ohio and operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. through a voting trust agreement.

23. MML Insurance Agency of Texas, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Texas and operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.

24. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation which operated a collateralized bond obligation fund. MassMutual Holding MSC, Inc. and Carlson Investment Management Co. each owns 99% of the outstanding shares.

25. MassMutual Corporate Value Limited, a Cayman Islands corporation that owns approximately 93% of MassMutual Corporate Value Partners Limited. MassMutual Holding MSC, Inc. owns 46.19% of the outstanding capital stock of MassMutual Corporate Value Limited.

26. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an approximately 93% ownership interest in this company.

27. 9048-5434 Quebec, Inc., a Quebec corporation, which operates as the owner of hotel property in Montreal, Quebec, Canada. MassMutual Holdings MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

28. 1279342 Ontario Limited, an Ontario corporation, which operates as the owner of hotel property in Ontario, Canada. MassMutual Holding MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

29. Antares Leveraged Capital Corp., a Delaware corporation that operates as a finance company. MassMutual Holding Trust I owns approximately 98.7% of the capital stock of Antares.

30. Charter Oak Capital Management, Inc., a Delaware corporation that operates as an investment manager. MassMutual Holding Trust I owns 80% of the capital stock of Charter Oak.

31. Cornerstone Real Estate Advisers, Inc., a Massachusetts equity real estate advisory corporation, all the stock of which is owned by MassMutual Holding Trust I.

32. DLB Acquisition Corporation ("DLB") is a Delaware corporation, which serves as a holding company for David L. Babson and Company, Incorporated. MassMutual Holding Trust I owns 83.7% of the outstanding capital stock of DLB.

33. Oppenheimer Acquisition Corporation ("OAC") is a Delaware corporation, which serves as a holding company for OppenheimerFunds, Inc. MassMutual Holding Trust I owns 86% of the capital stock of OAC.

34. David L. Babson and Company, Incorporated, a registered investment adviser incorporated in Massachusetts, all of the stock of which is owned by DLB.

35. Babson Securities Corporation, a registered broker-dealer incorporated in Massachusetts, all of the stock of which is owned by David L. Babson and Company, Incorporated.

36. Babson-Stewart-Ivory International, a Massachusetts general partnership, which operates as a registered investment adviser. David L. Babson and Company Incorporated holds a 50% ownership interest in the partnership.

37. Potomac Babson Incorporated, a Massachusetts corporation, is a registered investment adviser. David L. Babson and Company Incorporated owns 60% of the outstanding shares of Potomac Babson Incorporated.

38. OppenheimerFunds, Inc., a registered investment adviser incorporated in Colorado, all of the stock of which is owned by Oppenheimer Acquisition Corporation.

39. Centennial Asset Management Corporation, a Delaware corporation that serves as the investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all the stock of Centennial Asset Management Corporation.

40. HarbourView Asset Management Corporation, a registered investment adviser incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

41. MultiSource Service, Inc., a Colorado corporation that operates as a clearing broker, 80% of the stock of which is owned by OppenheimerFunds, Inc.

42. OppenheimerFunds Distributor, Inc., a registered broker-dealer incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

43. Oppenheimer Partnership Holdings, Inc., a Delaware holding company, all the stock of which is owned by OppenheimerFunds, Inc.

44. Oppenheimer Real Asset Management, Inc., a commodity pool operator incorporated in Delaware, all the stock of which is owned by OppenheimerFunds, Inc.

45. Shareholder Financial Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

46. Shareholder Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

47. Centennial Capital Corporation, a Delaware corporation that formerly sponsor a unit investment trust. Centennial Asset Management Corporation owns all the outstanding shares of Centennial Capital Corporation.

48. Cornerstone Office Management, LLC, a Delaware limited liability company that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

49. Cornerstone Suburban Office Investors, LP, a Delaware limited partnership, which operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

50. CM Advantage, Inc., a Connecticut corporation that acts as a general partner in real estate limited partnerships. MassMutual Holding Trust II owns all of the outstanding stock.

51. CM International, Inc., a Delaware corporation that holds a mortgage pool and issues collateralized bond obligations. MassMutual Holding Trust II owns all the outstanding stock of CM International, Inc.

52. CM Property Management, Inc., a Connecticut real estate holding company, all the stock of which is owned by MassMutual Holding Trust II.

53. HYP Management, Inc., a Delaware corporation which is the LLC Manager for MassMutual High Yield Partners LLC and owns 1.28% of the LLC units of such entity. MassMutual Holding Trust II owns all the outstanding stock of HYP Management, Inc.

54. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO LLC, MassMutual High Yield Partners LLC and other MassMutual investments. MassMutual Holding Trust II owns all the outstanding stock of MMHC Investment, Inc.

55. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. hold 1.28% for a total of 42.55% of the ownership interest in this company.

56. MML Realty Management Corporation, a property manager incorporated in Massachusetts, all the stock of which is owned by MassMutual Holding Trust II.

57. 505 Waterford Park Limited Partnership, a Delaware limited partnership, which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest in this partnership and MassMutual holds a 99% limited partnership interest.

58. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the LLC Manager of MassMutual/Darby CBO LLC MMHC Investment, Inc. owns 50% of the capital stock of this company.

59. MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment holds 44.91% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in this company.

60. Urban Properties, Inc., a Delaware real estate holding and development company, all the stock of which is owned by MassMutual Holding Trust II.

61. Westheimer 335 Suites, Inc., was incorporated in Delaware to serve as a general partner of the Westheimer 335 Suites Limited Partnership. MassMutual Holding Trust II owns all the stock of Westheimer 335 Suites, Inc.

62. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which Westheimer 335 Suites, Inc. is the general partner.

63. MassMutual Internacional (Argentina) S.A., an Argentine corporation, which operates as a holding company. MassMutual International Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.

64. MassMutual Internacional (Chile) S.A. a Chilean corporation, which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.

65. MassMutual International (Bermuda) Ltd., a Bermuda life insurance company, all of the stock of which is owned by MassMutual International Inc.

66. MassMutual International (Luxembourg) S.A. a Luxembourg corporation, which operates as an insurance company. MassMutual International Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.

67. MassLife Seguros de Vida S.A., a life insurance company incorporated in Argentina. MassMutual International Inc. owns 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A.

68. MassMutual Services, S.A., an Argentine corporation, which operates as a service company. MassMutual Internacional (Argentina) S.A. owns 99.9% of the outstanding shares and MassMutual International, Inc. own 0.1% of the shares.

69. Mass Seguros de Vida S.A., a life insurance company incorporated in Chile. MassMutual Internacional (Chile S.A.) owns 33.5% of the outstanding capital stock of Mass Seguros de Vida S.A.

70. Origen Inversiones S.A., a Chilean corporation which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.

71. Compania Seguros de Vida Corp, S.A., a Chilean insurance company. Origen Inversiones S.A. owns 99% of the outstanding shares of this company.

72. Oppenheimer Series Fund Inc., a Maryland corporation and a registered open-end investment company of which MassMutual and its affiliates own a majority of the outstanding shares issued by the fund.

73. Panorama Series Fund, Inc., a registered open-end investment company organized as a Maryland corporation. Shares of the fund are sold only to MassMutual and its affiliates.

74. The DLB Fund Group, an open-end management investment company, advised by David L. Babson and Company Incorporated. MassMutual owns at least 25% of each series.

MassMutual acts as the investment adviser to each of the following investment companies and as such may be deemed to control them.

1. MML Series Investment Fund, a registered open-end Massachusetts business trust, all of the shares are owned by separate accounts of MassMutual and companies controlled by MassMutual.

2. MassMutual Corporate Investors, a registered closed-end Massachusetts business trust.

3. MassMutual Corporate Value Partners, Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an approximately 93% ownership interest in this company.

4. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. hold 1.28% for a total of 42.55% of the ownership interest in this company.

5. MassMutual Institutional Funds, a registered open-end Massachusetts business trust, all of the shares are owned by MassMutual.

6. MassMutual Participation Investors, a registered closed-end Massachusetts business trust.

7. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation which operates a collateralized bond obligation fund. MassMutual Holding MSC, Inc. and Carlson Investment Management Co. each own 50% of the outstanding shares.

8. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual owns 1.79% , MMHC investment, Inc. owns 44.91% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in this company.

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of December 1, 1998, the number of Contract Owners was 7,407.

ITEM 28.  INDEMNIFICATION

The Bylaws of the Company provide that:

        The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable: CONNECTICUT LAW. Except where an applicable insurance policy is procured, Connecticut General Statutes ("C.G.S.")
Section 33-320a is the sole source of indemnification rights for directors and officers of Connecticut corporations and for persons who may be deemed to be controlling persons by reason of their status as a shareholder, director, officer, employee or agent of a Connecticut corporation. Under C.G.S. Section 33-320a, a corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as "proceeding") by virtue of the fact that he or the person whose legal representative he is: (i) is or was a director or officer of the corporation; (ii) while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (hereinafter referred to as "enterprise"), other than an employee benefit plan or trust; or
(iii) while a director or an officer of the corporation, is or was a director or officer serving at the request of the corporation as a fiduciary or an employee benefit plan or trust maintained for the benefit of employees of the corporation or any other enterprise, against "covered expenditures" if (and only if) his conduct met the applicable statutory eligibility standard. The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

        According to C.G.S. Section 33-320a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, the corporation shall indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually incurred by him in connection with the proceeding, or any appeal therein, IF AND ONLY IF he acted (i) in good faith and
(ii) in a manner he reasonably believed to be in the best interests of the corporation or, in the case of a person serving as a fiduciary of any employee benefit plan or trust, in a manner he reasonably believed to be in the best interests of the corporation or in the best interest of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust. However, where the proceeding brought is criminal in nature, C.G.S. Section 33-320a requires that the director or officer must satisfy the additional condition that he had no reasonable cause to believe that his conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if (i) he is successful on the merits in the defense of any non-derivative proceeding brought against him or (ii) a court shall have determined that in view of all the circumstances he is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S. Section 33-320a may be made (i) in writing by a majority of those members of the board of directors who were not parties to the proceeding in question, (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding, or (iii) by the shareholders of the corporation at a special or annual meeting by an affirmative vote of at least a majority of the voting power of shares not owned by parties to the proceeding. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel or the shareholders and his application for indemnification was rejected.

        For purposes of C.G.S. Section 33-320a, the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the corporation or of the participants and beneficiaries of an employee benefit plan or trust and consistent with the provisions of such plan or trust. Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his conduct was unlawful.

        In non-derivative proceedings based on the purchase or sale of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, C.G.S. Section 33-320a provides that the corporation shall indemnify the director or officer only after a court shall have determined upon application that, in view of all the circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to appropriate.

        Pursuant to C.G.S. Section 33-320a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the proceeding or any appeal therein, in relation to matters as to which he is finally adjudged not to have breached his duty to the corporation. The corporation also shall indemnify a director or officer where the court determines that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the corporation shall not indemnify a director or officer for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

        C.G.S. Section 33-320a also provides that expenses incurred in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon authorization of the board of directors, provided said expenses are indemnifiable under the statute and the director or officer agrees to repay such amount if he is later found not entitled to indemnification by the corporation.

        Lastly, C.G.S. Section 33-320a is intended to be an exclusive statute. A corporation established under Connecticut statute cannot indemnify a director or officer (other than a director or officer who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise), to an extent either greater or less than that authorized by the statute, and any provision in the certificate of incorporation, the by-laws, a shareholder or director resolution, or agreement or otherwise that is inconsistent with the statute is invalid. C.M. Life Insurance Company was not established under Connecticut statute but was instead created by special act of the Connecticut General Assembly. Currently, its charter does not have provisions dealing with indemnification of its directors or officers, therefore the provisions of C.G.S. Section 33-320a currently apply to such indemnification. However, in the event C.M. Life Insurance Company's charter is amended by the Connecticut General Assembly in such a manner which is inconsistent with the statute, the charter would take precedence over C.G.S.
Section 33-320a. Notwithstanding the above, C.G.S. Section 33-320a specifically authorizes a corporation to procure insurance providing greater indemnification rights than those set out in the statute the premium cost of which may be shared with the director or officer on such basis as may be agreed upon. The directors and officers may be covered by an errors and omissions insurance policy or other insurance policy. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) MML Distributors, LLC, a wholly-owned subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)(1) MML Distributors, LLC is the principal underwriter of the contracts. The following people are officers and member representatives of the principal underwriter.

                       OFFICERS AND MEMBER REPRESENTATIVES
                              MML DISTRIBUTORS, LLC

Kenneth M. Rickson        Member Representative         One Monarch Place
                          G.R. Phelps & Co., Inc.       1414 Main Street
                                                        Springfield, MA 01144-1013

Margaret Sperry           Member Representative         1295 State Street
                          Massachusetts Mutual          Springfield, MA 01111-0001
                          Life Insurance Co.

Kenneth M. Rickson        Chief Executive Officer,      One Monarch Place
                          President, and Main OSJ       1414 Main Street
                          Supervisor                    Springfield, MA 01144-1013

John E. Forrest           Vice President                One Monarch Place
                                                        1414 Main Street
                                                        Springfield, MA 01144-1013

Michael L. Kerley         Vice President                One Monarch Place
                          Assistant Secretary           1414 Main Street
                                                        Springfield, MA 01144-1013

Ronald E. Thomson         Vice President                One Monarch Place
                                                        1414 Main Street
                                                        Springfield, MA 01144-1013

James T. Bagley           Treasurer                     1295 State Street
                                                        Springfield, MA 01111

Bruce C. Frisbie          Assistant Treasurer           1295 State Street
                                                        Springfield, MA 01111-0001

Raymond W. Anderson       Assistant Treasurer           140 Garden Street
                                                        Hartford, CT 06154

Ann F. Lomeli             Secretary                     1295 State Street
                                                        Springfield, MA 01111-0001

Eileen D. Leo             Assistant Secretary           One Monarch Place
                                                        1414 Main Street
                                                        Springfield, MA 01144-1013

Marilyn A. Sponzo         Chief Legal Officer           One Monarch Place
                                                        1414 Main Street
                                                        Springfield, MA 01144-1013

Robert Rosenthal          Compliance Officer            One Monarch Place
                                                        1414 Main Street
                                                        Springfield, MA 01144-1013

Melissa Thompson          Registration Manager          One Monarch Place
                                                        1414 Main Street
                                                        Springfield, MA 01144-1013

Ruth B. Howe              Director of Continuing        One Monarch Place
                          Education                     1414 Main Street
                                                        Springfield, MA 01144-1013

Peter D. Cuozzo           Variable Life Supervisor and  140 Garden Street
                          Hartford OSJ Supervisor       Hartford, CT 06154

Maureen Ford              Variable Annuity Supervisor   140 Garden Street
                                                        Hartford, CT 06154

Anne Melissa Dowling      Large Corporate Markets       140 Garden Street
                          Supervisor                    Hartford, CT 06154

(b)(2) MML Investors Services, Inc. is the co-underwriter of the contracts. The following people are the officers and directors of the co-underwriter.

                          MML INVESTORS SERVICES, INC.
                             OFFICERS AND DIRECTORS

      OFFICER                                                     BUSINESS ADDRESS
----------------------------------------------------------------------------------
      Kenneth M. Rickson                                          One Monarch Place
      President                                                   1414 Main Street
                                                                  Springfield, MA 01144-1013

      Michael L. Kerley                                           One Monarch Place
      Vice President, Chief Legal Officer,                        1414 Main Street
      Chief Compliance Officer, Assistant Secretary               Springfield, MA 01144-1013

      Ronald E. Thomson                                           One Monarch Place
      Vice President, Treasurer                                   1414 Main Street
                                                                  Springfield, MA 01144-1013

      Ann F. Lomeli                                               1295 State Street
      Secretary                                                   Springfield, MA 01111

      John E. Forrest                                             One Monarch Place
      Vice President                                              1414 Main Street
      National Sales Director                                     Springfield, MA 01144-1013

      Eileen D. Leo                                               One Monarch Place
      Assistant Secretary,                                        1414 Main Street
      Assistant Treasurer                                         Springfield, MA 01144-1013

      David Deonarine                                             One Monarch Place
      Sr. Registered Options Principal                            1414 Main Street
                                                                  Springfield, MA 01144-1013


                                                                  Springfield, MA 01144-1013

      Nicholas J. Orphan                                          245 Peach Tree Center Ave., Suite 2330
      Regional Supervisor (South)                                 Atlanta, GA 30303

      Robert W. Kumming                                           1295 State Street
      Regional Pension Management Supervisor (East/Central)       Springfield, MA 01111

      Peter J. Zummo                                              1295 State Street
      Regional Pension Management Supervisor (South/West)         Springfield, MA 01111

      Bruce Lukowiak                                              6263 North Scottsdale Rd., Suite 222
      Regional Supervisor (West)                                  Scottsdale, AZ 85250

      Gary L. Greenfield                                          1 Lincoln Center, Suite 1490
      Regional Supervisor (Central)                               Oakbrook Terrace, IL 60181

      Burvin E. Pugh, Jr.                                         1295 State Street
      Chief Agency Field Force Supervisor                         Springfield, MA 01111

      John P. McCloskey                                           1295 State Street
      Regional Supervisor (East)                                  Springfield, MA 01144

      Susan Alfano                                                1295 State Street
      Director                                                    Springfield, MA 01111

      Lawrence V. Burkett, Jr.                                    1295 State Street
      Chairman of the Board of Directors                          Springfield, MA 01111

      Peter Cuozzo, CLU, ChFC                                     140 Garden Street
      Director                                                    Hartford, CT 06154

      John B. Davies                                              1295 State Street
      Director                                                    Springfield, MA 01111

      Anne Melissa Dowling                                        140 Garden Street
      Director                                                    Hartford, CT 01654

      Maureen R. Ford                                             140 Garden Street
      Director                                                    Hartford, CT 01654

      Gary T. Huffman                                             1295 State Street
      Director                                                    Springfield, MA 01111

      Douglas J. Jangraw                                          140 Garden Street
      Director                                                    Hartford, CT 01654

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at C.M. Life's Home Office at 140 Garden Street, Hartford CT.

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

          a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

          b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

          d. C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, C.M. Multi-Account A, has caused this Post-Effective Amendment No. 4 to Registration Statement No. 33-61679 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 15th day of December, 1998.

   C.M. MULTI-ACCOUNT A

   C.M. LIFE INSURANCE COMPANY
   (Depositor)

   By: /s/ Lawrence V. Burkett, Jr.*
       -----------------------------
       Lawrence V. Burkett, Jr., Director, President and Chief Executive Officer C.M. Life Insurance Company

/s/ Richard M. Howe        On December 15, 1998, as Attorney-in-Fact pursuant to
-------------------        powers of attorney.
*Richard M. Howe

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 4 to Registration Statement No. 33-61679 has been signed by the following persons in the capacities and on the duties indicated.


      Signature                   Title                                   Date
      ---------                   -----                                   ----
/s/ Lawrence V. Burkett, Jr.*     Director, President and Chief           December 15, 1998
-----------------------------     Executive Officer
Lawrence V. Burkett, Jr.

/s/ Edward M. Kline*              Vice President and Treasurer            December 15, 1998
--------------------              (Principal Financial Officer)
Edward M. Kline

/s/ John M. Miller, Jr.*          Vice President and Comptroller          December 15, 1998
-----------------------           (Principal Accounting Officer)
John M. Miller Jr.

/s/ John B. Davies*               Director                                December 15, 1998
-------------------
John B. Davies

/s/ Stuart H. Reese*              Director                                December 15, 1998
--------------------
Stuart H. Reese.

/s/ Isadore Jermyn*               Director                                December 15, 1998
-------------------
Isadore Jermyn

/s/ James Miller*                 Director                                December 15, 1998
-----------------
James Miller

/s/ Richard M. Howe               On December 15, 1998, as Attorney-in-Fact pursuant to
-------------------               powers of attorney.
*Richard M. Howe

                                  EXHIBIT INDEX

       9        Opinion of and Consent of Counsel.

      10(iii) Powers of Attorney for Isadore Jermyn, James Miller, Edward M. Kline, and John Miller, Jr.